UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 27, 2005
                        (DATE OF EARLIEST EVENT REPORTED)

                          21ST CENTURY HOLDING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          FLORIDA                       0-2500111              65-0248866
-------------------------------   ------------------------   ----------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)

 3661 WEST OAKLAND PARK BLVD., SUITE 300
            LAUDERDALE LAKES, FL                             33311
 ----------------------------------------                  ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 581-9993

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

      |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

      |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

      |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

      |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2005, 21st Century Holding Company (the "Company") issued a press release to report its results for its fiscal quarter ended March 31, 2005. A copy of the press release is attached to this current report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

During the Company's investor conference call on April 27, 2005, commencing at 4:30 P.M., Edward J. Lawson, President and Chairman of the Board, responded to a question by indicating that the Company had received verbal approval for a 23.1% rate increase on its homeowners' property and casualty line of business from the Florida Office of Insurance Regulation.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is hereby intended to be furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure." As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Exhibits.

99.1    21st Century Holding Company Press Release, dated April 27, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         21ST CENTURY HOLDING COMPANY


Date: April 28, 2005                     By: /s/ Richard A. Widdicombe
                                            ------------------------------------
                                            Name:  Richard A. Widdicombe
                                            Title: Chief Executive Officer
                                                   (Principal Executive Officer)


Date: April 28, 2005                     By:  /s/ James Gordon Jennings, III
                                             -----------------------------------
                                             Name:  James Gordon Jennings, III
                                             Title: Chief Financial Officer
                                                    (Principal Accounting and
                                                    Financial Officer)

                                 EXHIBIT INDEX

EXHIBIT NO.  EXHIBIT TITLE
-----------  -------------

  99.1       21st Century Holding Company Press Release, dated April 27, 2005.